UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2020
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street	Holmdel	,	NJ	,	07733
(Address of Principal Executive Offices)					(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2020, Vonage Holdings Corp. (the "Company") announced that David Pearson, Chief Financial Officer ("CFO"), will continue to serve as CFO through August 15, 2020. Mr. Pearson's current salary, benefits, and stock award vesting schedules will remain in effect, subject to modifications described below. As previously disclosed, the Company has retained an executive search firm to assist in its search for a new CFO.

In connection with Mr. Pearson's retirement, on May 19, 2020, the Company and Mr. Pearson entered into a letter agreement (the "Letter Agreement"), which provides that if a successor CFO is not appointed and on-boarded by August 15, 2020, Mr. Pearson may continue to serve as a Special Advisor to the Company on a month-to-month basis until such successor has been on-boarded. In connection with his role as the Special Advisor, Mr. Pearson would receive cash compensation paid out at his current implied hourly rate, multiplied by the number of hours worked. He would continue to receive his current Company benefits while serving as the Special Advisor on a month-to-month basis.

In connection with the Letter Agreement, Mr. Pearson will be eligible to receive a retirement bonus equal to (a) 37.5% of his 2020 target bonus opportunity ("TBO") at 100% payout, plus (b) 62.5% of his target 2020 TBO if, and to the extent, the Company's performance at the end of the performance period results in any payout at the corporate payout level. In addition, the Letter Agreement provides the following modifications to certain stock awards: (a) Mr. Pearson's three-year performance restricted stock units that vest on December 31, 2020 will fully vest, if and to the extent the Company's performance at the end of the performance period results in a payout; and (b) the Executive's outstanding vested but unexercised stock options will be modified to extend the exercise period from 60 days to 18 months post-employment.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	May 22, 2020	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer

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